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                                                                   EXHIBIT 23.01

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Cardinal Health, Inc. on Form S-4 of our report dated August 13, 1996, appearing in the Annual Report on Form 10-K of Cardinal Health, Inc. for the year ended June 30, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          DELOITTE & TOUCHE LLP

Columbus, Ohio
February 11, 1997